SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                    0-26483                 94-3236309
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On June 23, 2003, VaxGen, Inc. announced that it opened its new biopharmaceutical manufacturing facility in South San Francisco, California.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by VaxGen, Inc. on June 23, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VaxGen, Inc.
                                           (Registrant)

Dated: June 24, 2003


                                           By: /s/ Carter A. Lee
                                               ---------------------------
                                               Carter Lee
                                               Senior Vice President
                                               Finance & Administration

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by VaxGen, Inc. on June 23, 2003.